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                                                                   EXHIBIT 10.25

                          LOAN FORGIVENESS AGREEMENT



     THIS LOAN FORGIVENESS AGREEMENT (this "Agreement") is effective as of March 8, 1999, by and among Callaway Golf Company, a California corporation ("Callaway Golf"), and Callaway Golf Media Ventures, LLC, a California limited liability company ("CGMV"). Callaway Golf and CGMV are sometimes collectively referred to herein as the "Parties" and individually as a "Party." Capitalized Terms used herein and not otherwise defined shall have the same meaning given to such terms in Section 7.

                                 RECITALS

     A. Callaway Editions, Inc. ("Editions"), a Delaware corporation, and Callaway Golf are members of CGMV and have entered into an Operating Agreement for CGMV, dated January 26, 1998 (the "Operating Agreement"). Callaway Golf owns an 80% membership interest in CGMV and Editions owns a 20% membership interest in CGMV. Nicholas Callaway ("Nicholas"), an individual, is the principal shareholder of Editions.

     B. Callaway Golf and Editions formed CGMV for the purpose of publishing the Callaway Golf Guides, a multi-volume series of illustrated golf-related books (the "Golf Guides").

     C. On January 26, 1998, CGMV and Callaway Golf entered into a Loan and Security Agreement for up to Twenty Million Dollars ($20,000,000.00) (the "Loan Agreement"), evidencing a loan from Callaway Golf to CGMV. As of March 8, 1999, there was outstanding under the CGMV Loan the principal amount plus accrued interest of approximately Two Million One Hundred Forty-Eight Thousand Seven Hundred Sixty-Four Dollars and Thirty-Nine Cents ($2,148,764.39) (the "Existing Balance").

     D. Callaway Golf desires to forgive CGMV from its liability to pay the Existing Balance under the Loan Agreement, and CGMV desires to discharge Callaway Golf from its obligation, if any, to provide continuing technical support and advice to CGMV in connection with CGMV's publication of the Golf Guides.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, as well as for other good and valuable consideration, acknowledged by each of them to be satisfactory and adequate, the Parties hereby agree as follows:

     1.  Transaction.
         -----------

         1.1 Forgiveness of Existing Balance. Callaway Golf hereby forgives the
              -------------------------------
Existing Balance.
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         1.2 Discharge from Obligation. CGMV hereby discharges Callaway Golf
             -------------------------
from any obligation to provide technical support and advice to CGMV in connection with publication of the Golf Guides.

     2.  Deliveries.
         ----------

         2.1  Deliveries by Callaway Golf. Callaway Golf has delivered the
              ---------------------------
following to Buyer:

              2.1.1 Resolutions of Callaway Golf. Certified copies of the
                    ----------------------------
resolutions duly adopted by Callaway Golf's board of directors authorizing the execution, delivery and performance of this Agreement.

         2.2  Deliveries by CGMV. CGMV has delivered the following to Callaway
              ------------------
Golf:

              2.2.1  Resolutions. Certified copies of the resolutions duly
                     -----------
adopted by CGMV authorizing the execution, delivery and performance of this Agreement.

    3.  Representations and Warranties of Callaway Golf. As a material
        -----------------------------------------------
inducement to CGMV to enter into this Agreement, Callaway Golf hereby represents and warrants to CGMV as follows:

        3.1  Organization. Callaway Golf is a corporation duly organized,
             ------------
validly existing and in good standing under the laws of California and is qualified to do business in every jurisdiction in which its ownership of property or conduct of its business requires it to qualify as foreign corporation. Callaway Golf has all necessary corporate powers and corporate authority to carry on its business as now conducted presently and presently proposed to be conducted and to execute, deliver and perform this Agreement and any related agreements to which it is a party.

        3.2  Authorization; No Breach. The execution, delivery and performance
             ------------------------
of this Agreement has been duly authorized, executed and delivered by Callaway Golf. This Agreement constitutes a valid and binding obligation of Callaway Golf, enforceable in accordance with its terms. The execution and delivery by Callaway Golf of this Agreement and the fulfillment of and compliance with the respective terms hereof and thereof by Callaway Golf do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of,
(ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) give any Person the right to modify, terminate or accelerate any obligation under, (iv) result in a violation of, or
(v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any Person or any court or administrative or governmental body or agency pursuant to, the organizational documents of Callaway Golf, or any material law, statute, rule or regulation to which Callaway Golf is subject, or any agreement, instrument, order, judgment or decree to which Callaway Golf is subject.

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     4.  Representations and Warranties of CGMV. As a material inducement to
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Callaway Golf to enter into this Agreement and take the actions set forth in
Section 1, CGMV hereby represents and warrants to Callaway Golf as follows:

         4.1  Organization, Power and Authority. CGMV is a duly organized,
              ---------------------------------
validly existing and in good standing under the laws of its jurisdiction of organization. CGMV possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

         4.2  Authorization; No Breach. The execution, delivery and performance
              ------------------------
of this Agreement has been duly authorized by CGMV. This Agreement constitutes a valid and binding obligation of CGMV, enforceable in accordance with its terms. The execution and delivery by CGMV of this Agreement and the fulfillment of and compliance with the respective terms hereof and thereof by CGMV do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) give any third party the right to modify, terminate or accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the organizational documents of CGMV, or any material law, statute, rule or regulation to which CGMV is subject, or any material agreement, instrument, order, judgment or decree to which CGMV is subject.

     5.  Survival of Representations and Warranties.  Notwithstanding any
         ------------------------------------------
investigation or inquiries made by the Parties, each party acknowledges and agrees that it has entered into this Agreement in reliance upon the representations and warranties by the other contained in this Agreement. The representations and warranties shall survive the execution of this Agreement indefinitely.

     6.  Further Assurances. If at any time after the execution of this
         ------------------
Agreement any further action is necessary or desirable to carry out the purposes of this Agreement or the transactions contemplated hereby, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party.

     7.  Definitions.  For the purpose of this Agreement "Person" means an
         -----------
individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     8.  Miscellaneous.
         -------------

         8.1  Fees and Expenses. Each Party shall pay all of its own fees and
              -----------------
expenses (including fees and expenses of legal counsel, accountants, investment bankers and other

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representatives and consultants) in connection with this Agreement and the consummation of the transactions contemplated hereby. Callaway Golf acknowledges that it shall not seek reimbursement from CGMV for its fees and expenses incurred in connection with the negotiation or preparation of this Agreement. If any legal action or other proceeding relating to this Agreement, the agreements contemplated hereby, the transactions contemplated hereby or thereby or the enforcement of any provision of this Agreement or the agreements contemplated hereby is brought against any Party, the prevailing Party in such action or proceeding shall be entitled to recover all reasonable expenses relating thereto (including attorneys' fees and expenses) from the Party against which such action or proceeding is brought in addition to any other relief to which such prevailing Party may be entitled.

         8.2  Special Remedies and Enforcement. Each Party recognizes and agrees
              --------------------------------
that a breach by one of the Parties ("Breaching Party"), of any of the covenants set forth in this Agreement could cause irreparable harm to the other Parties, that the Parties' remedies at law in the event of such breach would be inadequate, and that, accordingly, in the event of any such breach a restraining order or injunction or both may be issued against the Breaching Party in addition to any other rights and remedies which are available to the Parties. If this Section 8.2 is more restrictive than permitted by applicable law, this
Section 8.2 shall be limited to the extent required by such law.

         8.3  Entire Agreement. Modifications. This Agreement, together with
              -------------------------------
exhibits and schedules attached hereto, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and contains all of the terms and conditions thereof and supersedes all prior agreements and understandings relating to the subject matter hereof. No changes or modifications of or additions to this Agreement shall be valid unless the same shall be in writing and signed by each party hereto.

         8.4  Waivers. No waiver of any of the provisions of this Agreement
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shall be deemed to be or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver of any provision of this Agreement shall be binding on the parties hereto unless it is executed in writing by the party making the waiver.

         8.5  Successors and Assigns.
              ----------------------

              8.5.1 This Agreement and all covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

              8.5.2 No Party may assign their rights or obligations under this document. Any attempted assignment in violation of this Agreement shall be void and of no effect.

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         8.6  Severability. Whenever possible, each provision of this Agreement
              ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         8.7  Counterparts.  This Agreement may be executed simultaneously in
              ------------
counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Agreement.

         8.8 Descriptive Heading; Interpretation. The headings and captions used
             -----------------------------------
in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word "including" herein shall mean "including without limitation." The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

         8.9 No Third-Party Beneficiaries. This Agreement is for the sole
             ----------------------------
benefit of the Parties and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the Parties and such permitted successors and assigns, any legal or equitable rights hereunder.

         8.10  Cooperation on Tax Matters. The Parties shall cooperate fully, as
               --------------------------
and to the extent reasonably requested by each Party and at the requesting Party's expense, in connection with any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon any Party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Parties agree (i) to retain all books and records with respect to Tax matters pertinent to CGMV relating to any taxable period beginning before the effective date of this Agreement until the expiration of the statute of limitations (and, to the extent notified by any Party, any extensions thereof) applicable to such taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) to give each Party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if any Party so requests, the other party as the case may be, shall allow such party to take possession of such books and records.

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         8.11  Governing Law. This Agreement is made and shall be governed by,
               -------------
and construed and enforced in accordance with, the internal laws of the State of California, without regard to the conflict of laws principles thereof, as the same apply to agreements executed solely by residents of California and wholly to be performed within California.

         8.12  Authority. Each of the persons executing this Agreement
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represents and warrants that it is authorized to execute this Agreement and the entity on whose behalf they are signing is bound by the terms hereof.

         8.13  Notices. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable overnight courier service (charges prepaid), upon machine-generated acknowledgment of receipt after transmittal by facsimile or five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Parties at the addresses indicated below or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     To Callaway Golf:  Callaway Golf Company
                        2285 Rutherford Road
                        Carlsbad, CA  92008-8815
                        Attn: David A. Rane, Executive Vice President, Administration and Planning, and Chief Financial Officer

     With a copy to:   Callaway Golf Company
                       2285 Rutherford Road
                       Carlsbad, CA 92008-8815
                       Attn:  Steven C. McCracken, Executive Vice President,
                              Licensing, Chief Legal Officer and Secretary

     To CGMV:          Callaway Editions, Inc.
                       70 Bedford Street
                       New York, New York 10014
                       Attn:  Nicholas Callaway, President, and Editor-in-Chief

     With a Copy to:   Neale M. Albert, Esq.
                       Paul, Weiss, Rifkind, Wharton & Garrison
                       1285 Avenue of the Americas
                       New York, New York 10019-6064

         8.14  No Strict Construction. The Parties have participated jointly in
               ----------------------
the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or

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

interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

         8.15  Incorporation of Recitals.  The Recitals to this Agreement are
               -------------------------
incorporated herein by this referenced with the same force and effect as if set forth in full herein.

         8.16  Brokers. No broker, finder, or investment banker is entitled to
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any brokerage, finder's, or other fee or commission in connection with the transactions hereunder based upon arrangements made by or on behalf of any party to this Agreement.

         8.17  No Public Announcement. Except as otherwise required by law, no
               ----------------------
this Agreement shall make or cause to be made any public announcement or press party to release with respect to the terms of this Agreement or the transactions contemplated hereby without the prior written approval of the other party hereto, which consent shall not be unreasonably withheld or delayed.

         8.18  Good Faith. All parties hereto agree to carry out the terms of
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this Agreement and to act in good faith with respect to the terms and conditions contained herein before and after the execution hereof.

         8.19  Time is of the Essence. Time is of the essence in this Agreement,
               ----------------------
and all of the terms, covenants and conditions hereof.

         8.20  Venue; Submission to Jurisdiction. Each of the Parties submits to
               ---------------------------------
the jurisdiction of any state or federal court sitting in San Diego County, California, in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

            [The balance of this page is intentionally left blank]

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

     IN WITNESS WHEREOF, the parties hereto have executed this Loan Forgiveness Agreement to be effective on March 8, 1999.


CGMV:                                   CALLAWAY GOLF:

CALLAWAY GOLF MEDIA VENTURES, LLC, a    CALLAWAY GOLF COMPANY, a California
California limited liability company    corporation

By:CALLAWAY EDITIONS, INC., a Delaware
   corporation, Member
                                        By: /s/ David A. Rane
                                          ________________________________
                                          David A. Rane, Executive Vice
By: /s/ Nicholas Callaway                 President,
   ________________________________       Administration and Planning, and Chief
   Nicholas Callaway, President, and      Financial Officer
   Editor-in-Chief


By:  CALLAWAY GOLF COMPANY, a
 California corporation, Member


By: /s/ David A. Rane
   ________________________________
   David A. Rane, Executive Vice
   President, Administration and
   Planning, and Chief Financial Officer

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